Exhibit 99.1

The St. Paul Travelers Companies, Inc. Financial Supplement - Second Quarter 2006 - Final

Index

The St. Paul Travelers Companies, Inc. Financial Highlights ($ and shares in millions, except per share data)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Income from continuing operations	$877	$931	$75	$178	$1,006	$970	$1,808	$1,976
Income from continuing operations per share:
Basic	$1.31	$1.39	$0.11	$0.26	$1.45	$1.40	$2.70	$2.85
Diluted	$1.25	$1.33	$0.11	$0.26	$1.41	$1.36	$2.58	$2.76

Net income	$212	$1,069	$162	$179	$1,006	$970	$1,281	$1,976
Net income per share:
Basic	$0.31	$1.59	$0.24	$0.26	$1.45	$1.40	$1.91	$2.85
Diluted	$0.31	$1.52	$0.23	$0.26	$1.41	$1.36	$1.84	$2.76

Operating income	$859	$966	$50	$151	$1,011	$959	$1,825	$1,970
Operating income per share:
Basic	$1.28	$1.44	$0.07	$0.22	$1.46	$1.39	$2.72	$2.84
Diluted	$1.23	$1.38	$0.07	$0.22	$1.41	$1.34	$2.60	$2.75

Continuing operations return on equity	16.6%	17.4%	1.3%	3.2%	17.9%	17.0%	17.0%	17.5%
Return on equity	4.0%	20.0%	2.9%	3.2%	17.9%	17.0%	12.1%	17.5%
Operating return on equity	16.7%	18.6%	0.9%	2.8%	18.1%	16.6%	17.7%	17.4%

Total assets, at period end	$110,750	$111,804	$113,442	$113,187	$113,376	$113,886	$111,804	$113,886
Total equity, at period end	$20,732	$22,369	$22,408	$22,303	$22,837	$23,052	$22,369	$23,052

Book value per share, at period end	$30.51	$32.90	$32.14	$31.94	$32.59	$33.14	$32.90	$33.14
Adjusted book value per share, at period end	$30.10	$31.48	$31.46	$31.47	$32.68	$33.83	$31.48	$33.83

Weighted average number of common shares outstanding (basic)	668.1	669.5	679.2	688.3	692.2	691.8	668.8	692.0
Weighted average number of common shares outstanding and common stock equivalents (diluted)	709.1	710.3	683.8	694.1	720.8	720.4	709.7	720.6
Common shares outstanding at period end	673.6	674.6	692.2	693.4	696.2	691.4	674.6	691.4

Common stock dividends declared	$148.2	$155.1	$159.1	$159.4	$160.1	$180.1	$303.3	$340.2

Common stock repurchased: (1)
Shares	0.2	0.1	0.4	0.1	0.5	5.7	0.3	6.2
Cost	$8	$6	$13	$6	$22	$253	$14	$275

(1)    Includes 5.6 million common shares repurchased in 2Q 2006, for a total cost of $250 million, under the Board authorized share repurchase program of up to $2 billion.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Reconciliation to Net Income and Earnings Per Share ($ and shares in millions, except earnings per share)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Net income
Operating income	$859	$966	$50	$151	$1,011	$959	$1,825	$1,970
Net realized investment gains (losses)	18	(35)	25	27	(5)	11	(17)	6
Income from continuing operations	877	931	75	178	1,006	970	1,808	1,976
Discontinued operations	(665)	138	87	1	—	—	(527)	—
Net income	$212	$1,069	$162	$179	$1,006	$970	$1,281	$1,976

Basic earnings per share
Operating income	$1.28	$1.44	$0.07	$0.22	$1.46	$1.39	$2.72	$2.84
Net realized investment gains (losses)	0.03	(0.05)	0.04	0.04	(0.01)	0.01	(0.02)	0.01
Income from continuing operations	1.31	1.39	0.11	0.26	1.45	1.40	2.70	2.85
Discontinued operations	(1.00)	0.20	0.13	—	—	—	(0.79)	—
Net income	$0.31	$1.59	$0.24	$0.26	$1.45	$1.40	$1.91	$2.85

Diluted earnings per share
Operating income	$1.23	$1.38	$0.07	$0.22	$1.41	$1.34	$2.60	$2.75
Net realized investment gains (losses)	0.02	(0.05)	0.04	0.04	—	0.02	(0.02)	0.01
Income from continuing operations	1.25	1.33	0.11	0.26	1.41	1.36	2.58	2.76
Discontinued operations	(0.94)	0.19	0.12	—	—	—	(0.74)	—
Net income	$0.31	$1.52	$0.23	$0.26	$1.41	$1.36	$1.84	$2.76

Adjustments to income from continuing operations and weighted average shares for income from continuing operations EPS calculations: (1)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Basic
Income from continuing operations, as reported	$877	$931	$75	$178	$1,006	$970	$1,808	$1,976
Preferred stock dividends, net of taxes	(2)	(2)	(1)	(1)	(1)	(1)	(3)	(2)
Income from continuing operations available to common shareholders - basic	$875	$929	$74	$177	$1,005	$969	$1,805	$1,974

Diluted
Income from continuing operations available to common shareholders - basic	$875	$929	$74	$177	$1,005	$969	$1,805	$1,974
Effect of dilutive securities:
Convertible preferred stock	2	2	—	—	1	1	3	2
Zero coupon convertible notes	1	1	—	—	1	1	2	2
Convertible junior subordinated notes	7	7	—	—	7	7	13	13
Equity unit stock purchase contracts	3	3	—	—	—	—	7	—
Income from continuing operations available to common shareholders - diluted	$888	$942	$74	$177	$1,014	$978	$1,830	$1,991

Common Shares
Basic
Weighted average shares outstanding	668	669	679	688	692	692	669	692

Diluted
Weighted average shares outstanding	668	669	679	688	692	692	669	692
Weighted average effects of dilutive securities:
Stock options and other incentive plans	2	2	5	6	6	6	2	6
Convertible preferred stock	5	4	—	—	4	3	4	4
Zero coupon convertible notes	2	3	—	—	2	2	3	2
Convertible junior subordinated notes	17	17	—	—	17	17	17	17
Equity unit stock purchase contracts	15	15	—	—	—	—	15	—
Diluted weighted average shares outstanding	709	710	684	694	721	720	710	721

(1)             Adjustments to income from continuing operations and weighted average shares for income from continuing operations EPS calculations can also be used for the operating income and net income EPS calculations.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Statement of Income - Consolidated ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Revenues
Premiums	$5,119	$5,109	$4,977	$5,136	$4,991	$5,181	$10,228	$10,172
Net investment income	765	775	812	813	875	874	1,540	1,749
Fee income	171	165	169	159	150	153	336	303
Net realized investment gains (losses)	—	(55)	39	33	(6)	10	(55)	4
Other revenues	50	43	45	40	40	37	93	77
Total revenues	6,105	6,037	6,042	6,181	6,050	6,255	12,142	12,305

Claims and expenses
Claims and claim adjustment expenses	3,223	3,101	4,361	4,242	3,042	3,153	6,324	6,195
Amortization of deferred acquisition costs	810	783	830	829	800	814	1,593	1,614
General and administrative expenses	813	789	789	838	794	866	1,602	1,660
Interest expense	71	70	70	75	76	78	141	154
Total claims and expenses	4,917	4,743	6,050	5,984	4,712	4,911	9,660	9,623

Income (loss) from continuing operations before income taxes	1,188	1,294	(8)	197	1,338	1,344	2,482	2,682
Income tax expense (benefit)	311	363	(83)	19	332	374	674	706
Income from continuing operations	877	931	75	178	1,006	970	1,808	1,976
Discontinued operations
Operating income (loss), net of taxes	(665)	—	2	—	—	—	(665)	—
Gain on disposal, net of taxes	—	138	85	1	—	—	138	—
Income (loss) from discontinued operations, net of taxes (1)	(665)	138	87	1	—	—	(527)	—
Net income	$212	$1,069	$162	$179	$1,006	$970	$1,281	$1,976

Other statistics:
Effective tax rate on net investment income	23.9%	22.8%	23.0%	22.3%	23.5%	23.0%	23.3%	23.2%
Net investment income (after-tax)	$583	$598	$625	$632	$670	$673	$1,181	$1,343

Catastrophes, net of reinsurance:
Pre-tax	$31	$11	$1,524	$623	$—	$67	$42	$67
After-tax	$20	$8	$1,009	$435	$—	$44	$28	$44

(1)             In accordance with the Company’s plan to divest its equity ownership in Nuveen Investments, the Company classified Nuveen Investments as a discontinued operation beginning in 1Q 2005.  Additionally, due to the taxable nature of the transaction, the Company recorded a charge of $687 million in discontinued operations in 1Q 2005, reflecting the difference between the tax basis and the GAAP carrying value of its investment in Nuveen Investments. A $138 million after-tax gain was recorded in 2Q 2005 related to the divestiture of 45.9 million shares of Nuveen Investments.  An $85 million after-tax gain was recorded in 3Q 2005 related to the divesture of the remaining 27.5 million shares of Nuveen Investments.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Net Income by Major Component and Combined Ratio - Consolidated ($ in millions, net of tax)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006

Underwriting gain (loss)	$291	$383	$(555)	$(463)	$337	$311	$674	$648
Net investment income	583	598	625	632	670	673	1,181	1,343
Other, including interest expense	(15)	(15)	(20)	(18)	4	(25)	(30)	(21)
Operating income	859	966	50	151	1,011	959	1,825	1,970
Net realized investment gains (losses)	18	(35)	25	27	(5)	11	(17)	6
Discontinued operations	(665)	138	87	1	—	—	(527)	—
Net income	$212	$1,069	$162	$179	$1,006	$970	$1,281	$1,976

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	61.3%	59.4%	86.3%	81.0%	58.9%	59.5%	60.4%	59.2%
Underwriting expense ratio	29.2%	28.2%	29.9%	30.1%	30.0%	30.3%	28.7%	30.2%
Combined ratio	90.5%	87.6%	116.2%	111.1%	88.9%	89.8%	89.1%	89.4%

Impact of catastrophes on combined ratio	0.6%	0.2%	30.3%	12.1%	0.0%	1.3%	0.4%	0.7%
Impact of prior year reserve development on combined ratio	-1.1%	-1.5%	-2.0%	10.9%	-1.0%	-2.0%	-1.2%	-1.5%

(1)             Before policyholder dividends.

(2)             Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Billing and policy fees	$29	$26	$26	$25	$28	$26	$55	$54
Fee income:
Loss and loss adjustment expenses	$76	$63	$72	$66	$92	$66	$139	$158
Other underwriting expenses	95	102	97	93	58	87	197	145
Total fee income	$171	$165	$169	$159	$150	$153	$336	$303

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Operating Income - Consolidated ($ in millions)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006

Revenues
Premiums	$5,119	$5,109	$4,977	$5,136	$4,991	$5,181	$10,228	$10,172
Net investment income	765	775	812	813	875	874	1,540	1,749
Fee income	171	165	169	159	150	153	336	303
Other revenues	50	43	45	40	40	37	93	77
Total revenues	6,105	6,092	6,003	6,148	6,056	6,245	12,197	12,301

Claims and expenses
Claims and claim adjustment expenses	3,223	3,101	4,361	4,242	3,042	3,153	6,324	6,195
Amortization of deferred acquisition costs	810	783	830	829	800	814	1,593	1,614
General and administrative expenses	813	789	789	838	794	866	1,602	1,660
Interest expense	71	70	70	75	76	78	141	154
Total claims and expenses	4,917	4,743	6,050	5,984	4,712	4,911	9,660	9,623

Operating income (loss) before income taxes	1,188	1,349	(47)	164	1,344	1,334	2,537	2,678
Income taxes expense (benefit)	329	383	(97)	13	333	375	712	708
Operating income	$859	$966	$50	$151	$1,011	$959	$1,825	$1,970

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Selected Statistics - Property and Casualty Operations ($ in millions)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006
Statutory underwriting
Gross written premiums	$5,920	$5,909	$6,030	$5,877	$5,810	$6,197	$11,829	$12,007
Net written premiums	$4,780	$5,216	$5,096	$5,294	$4,774	$5,655	$9,996	$10,429

Net earned premiums	$5,119	$5,109	$4,977	$5,136	$4,991	$5,181	$10,228	$10,172
Losses and loss adjustment expenses	3,127	3,033	4,334	4,288	2,951	3,095	6,160	6,046
Underwriting expenses	1,435	1,461	1,437	1,507	1,493	1,609	2,896	3,102
Statutory underwriting gain (loss)	557	615	(794)	(659)	547	477	1,172	1,024
Policyholder dividends	7	6	(5)	14	9	6	13	15
Statutory underwriting gain (loss) after policyholder dividends	$550	$609	$(789)	$(673)	$538	$471	$1,159	$1,009

Other statutory statistics
Reserves for losses and loss adjustment expenses	$41,637	$41,357	$42,733	$43,191	$43,256	$43,116	$41,357	$43,116
Increase (decrease) in reserves (1)	$(91)	$(280)	$1,376	$458	$65	$(140)	$(371)	$(75)
Statutory surplus	$15,441	$16,137	$17,738	$17,812	$18,522	$19,037	$16,137	$19,037
Net written premiums/surplus (2)	1.32:1	1.26:1	1.14:1	1.14:1	1.10:1	1.09:1	1.26:1	1.09:1

(1)             Includes a reinsurance to close transaction for Lloyd’s in 1Q 2006, increasing reserves by $538 million.

(2)             Based on 12 months of rolling net written premiums.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Written and Earned Premiums - Property and Casualty Operations ($ in millions)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006
Written premiums
Gross	$5,920	$5,909	$6,030	$5,877	$5,810	$6,197	$11,829	$12,007
Ceded	(1,140)	(693)	(934)	(583)	(1,036)	(542)	(1,833)	(1,578)
Net	$4,780	$5,216	$5,096	$5,294	$4,774	$5,655	$9,996	$10,429

Earned premiums
Gross	$6,023	$5,955	$5,969	$5,925	$5,733	$5,899	$11,978	$11,632
Ceded	(904)	(846)	(992)	(789)	(742)	(718)	(1,750)	(1,460)
Net	$5,119	$5,109	$4,977	$5,136	$4,991	$5,181	$10,228	$10,172

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Operating Income - Commercial ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Revenues
Premiums	$2,204	$2,164	$2,078	$2,128	$2,030	$2,098	$4,368	$4,128
Net investment income	480	498	483	483	517	510	978	1,027
Fee income	163	156	160	150	139	142	319	281
Other revenues	15	13	19	8	6	7	28	13
Total revenues	2,862	2,831	2,740	2,769	2,692	2,757	5,693	5,449

Claims and expenses
Claims and claim adjustment expenses	1,522	1,397	2,112	2,417	1,311	1,323	2,919	2,634
Amortization of deferred acquisition costs	317	306	320	309	295	295	623	590
General and administrative expenses	419	397	419	419	362	425	816	787
Interest expense	—	1	—	1	1	2	1	3
Total claims and expenses	2,258	2,101	2,851	3,146	1,969	2,045	4,359	4,014

Operating income (loss) before federal income taxes	604	730	(111)	(377)	723	712	1,334	1,435
Income taxes	156	200	(97)	(169)	188	195	356	383
Operating income (loss)	$448	$530	$(14)	$(208)	$535	$517	$978	$1,052

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Commercial ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Underwriting gain (loss)	$71	$137	$(401)	$(592)	$132	$118	$208	$250
Net investment income	367	385	375	378	400	395	752	795
Other	10	8	12	6	3	4	18	7
Operating income (loss)	$448	$530	$(14)	$(208)	$535	$517	$978	$1,052

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	65.3%	61.7%	98.7%	110.2%	60.0%	60.0%	63.5%	60.1%
Underwriting expense ratio	29.1%	27.8%	31.0%	30.0%	29.7%	30.4%	28.5%	30.0%
Combined ratio	94.4%	89.5%	129.7%	140.2%	89.7%	90.4%	92.0%	90.1%

Impact of catastrophes on combined ratio	0.0%	0.0%	41.4%	17.5%	0.0%	0.0%	0.0%	0.0%
Impact of prior year reserve development on combined ratio	0.3%	-0.5%	-0.3%	33.1%	-0.5%	-0.2%	-0.1%	-0.3%

(1)             Before policyholder dividends.

(2)             Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Billing and policy fees	$4	$2	$4	$2	$3	$3	$6	$6
Fee income:
Loss and loss adjustment expenses	$72	$59	$68	$62	$87	$61	$131	$148
Other underwriting expenses	91	97	92	88	52	81	188	133
Total fee income	$163	$156	$160	$150	$139	$142	$319	$281

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Selected Statistics - Commercial ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Statutory underwriting
Gross written premiums	$2,751	$2,481	$2,644	$2,550	$2,519	$2,573	$5,232	$5,092
Net written premiums	$2,192	$2,047	$1,989	$2,201	$2,085	$2,217	$4,239	$4,302

Net earned premiums	$2,204	$2,164	$2,078	$2,128	$2,030	$2,098	$4,368	$4,128
Losses and loss adjustment expenses	1,426	1,332	2,065	2,430	1,231	1,269	2,758	2,500
Underwriting expenses	607	565	572	624	580	631	1,172	1,211
Statutory underwriting gain (loss)	171	267	(559)	(926)	219	198	438	417
Policyholder dividends	10	4	(7)	10	5	2	14	7
Statutory underwriting gain (loss) after policyholder dividends	$161	$263	$(552)	$(936)	$214	$196	$424	$410

Other statistics
Effective tax rate on net investment income	23.6%	22.7%	22.3%	21.8%	22.6%	22.5%	23.1%	22.6%
Net investment income (after-tax)	$367	$385	$375	$378	$400	$395	$752	$795

Catastrophes, net of reinsurance:
Pre-tax	$—	$—	$867	$373	$—	$—	$—	$—
After-tax	$—	$—	$563	$243	$—	$—	$—	$—

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Net Written Premiums - Commercial ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Net written premiums by market
Commercial accounts	$1,127	$1,068	$1,022	$1,169	$1,133	$1,196	$2,195	$2,329
Select accounts	684	719	652	667	679	705	1,403	1,384
National accounts	341	238	298	353	268	298	579	566
Total core	2,152	2,025	1,972	2,189	2,080	2,199	4,177	4,279
Commercial other	40	22	17	12	5	18	62	23
Total	$2,192	$2,047	$1,989	$2,201	$2,085	$2,217	$4,239	$4,302

Net written premiums by product line
Commercial multi-peril	$733	$681	$681	$795	$798	$771	$1,414	$1,569
Workers’ compensation	464	367	378	451	426	420	831	846
Commercial automobile	419	423	408	410	381	431	842	812
Property	379	359	310	351	357	399	738	756
General liability	185	205	195	189	121	184	390	305
Other	12	12	17	5	2	12	24	14
Total	$2,192	$2,047	$1,989	$2,201	$2,085	$2,217	$4,239	$4,302

National accounts
Additions to claim volume under administration (1)	$1,042	$838	$691	$683	$890	$742	$1,880	$1,632
Written fees	$173	$148	$130	$123	$144	$134	$321	$278

(1)             Includes new and renewal business.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Operating Income - Specialty ($ in millions)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006

Revenues
Premiums	$1,456	$1,449	$1,388	$1,446	$1,401	$1,456	$2,905	$2,857
Net investment income	170	173	204	210	222	227	343	449
Fee income	8	9	9	9	11	11	17	22
Other revenues	12	8	2	7	6	8	20	14
Total revenues	1,646	1,639	1,603	1,672	1,640	1,702	3,285	3,342

Claims and expenses
Claims and claim adjustment expenses	936	875	973	944	816	817	1,811	1,633
Amortization of deferred acquisition costs	240	224	243	245	231	238	464	469
General and administrative expenses	233	230	203	227	238	250	463	488
Interest expense	—	—	—	—	—	1	—	1
Total claims and expenses	1,409	1,329	1,419	1,416	1,285	1,306	2,738	2,591

Operating income before federal income taxes	237	310	184	256	355	396	547	751
Income taxes	64	89	54	101	98	109	153	207
Operating income	$173	$221	$130	$155	$257	$287	$394	$544

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Specialty ($ in millions, net of tax)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006

Underwriting gain (loss)	$34	$82	$(26)	$(11)	$83	$109	$116	$192
Net investment income	129	133	155	161	169	173	262	342
Other	10	6	1	5	5	5	16	10
Operating income	$173	$221	$130	$155	$257	$287	$394	$544

GAAP Combined ratio (1,2)
Loss and loss adjustment expense ratio	64.3%	59.9%	69.7%	64.7%	57.7%	55.5%	62.1%	56.6%
Underwriting expense ratio	32.0%	31.0%	31.7%	32.4%	33.0%	33.1%	31.5%	33.0%
Combined ratio	96.3%	90.9%	101.4%	97.1%	90.7%	88.6%	93.6%	89.6%

Impact of catastrophes on combined ratio	1.3%	0.0%	11.9%	11.6%	0.0%	0.0%	0.6%	0.0%
Impact of prior year reserve development on combined ratio	3.6%	1.1%	-0.9%	-4.4%	-0.6%	-2.7%	2.4%	-1.7%

(1)             Before policyholder dividends.

(2)             Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  In addition, fee income is allocated as a reduction of losses and loss adjustment expenses and other underwriting expenses as follows:

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006
Billing and policy fees	$2	$1	$(1)	$—	$—	$—	$3	$—
Fee income:
Loss and loss adjustment expenses	$4	$4	$4	$4	$5	$5	$8	$10
Other underwriting expenses	4	5	5	5	6	6	9	12
Total fee income	$8	$9	$9	$9	$11	$11	$17	$22

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Selected Statistics - Specialty ($ in millions)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006

Statutory underwriting
Gross written premiums	$1,691	$1,758	$1,654	$1,733	$1,670	$1,784	$3,449	$3,454
Net written premiums	$1,154	$1,545	$1,480	$1,550	$1,117	$1,657	$2,699	$2,774

Net earned premiums	$1,456	$1,449	$1,388	$1,446	$1,401	$1,456	$2,905	$2,857
Losses and loss adjustment expenses	936	872	994	976	805	813	1,808	1,618
Underwriting expenses	426	453	413	428	468	481	879	949
Statutory underwriting gain (loss)	94	124	(19)	42	128	162	218	290
Policyholder dividends	(3)	2	2	4	4	4	(1)	8
Statutory underwriting gain (loss) after policyholder dividends	$97	$122	$(21)	$38	$124	$158	$219	$282

Other statistics
Effective tax rate on net investment income	23.9%	23.4%	23.7%	23.3%	23.9%	23.8%	23.6%	23.8%
Net investment income (after-tax)	$129	$133	$155	$161	$169	$173	$262	$342

Catastrophes, net of reinsurance:
Pre-tax	$19	$—	$169	$168	$—	$—	$19	$—
After-tax	$13	$—	$129	$139	$—	$—	$13	$—

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Net Written Premiums - Specialty ($ in millions)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006

Net written premiums by market
Construction	$250	$261	$179	$226	$252	$251	$511	$503
Bond	163	368	391	345	204	412	531	616
Financial & Professional Services	120	232	247	251	89	248	352	337
Other	357	388	440	420	339	391	745	730
Total Domestic Specialty	890	1,249	1,257	1,242	884	1,302	2,139	2,186
International Specialty	264	296	223	308	233	355	560	588
Total	$1,154	$1,545	$1,480	$1,550	$1,117	$1,657	$2,699	$2,774

Net written premiums by product line
Workers’ compensation	$119	$124	$79	$117	$119	$116	$243	$235
Commercial automobile	92	95	94	91	89	95	187	184
Property	136	141	142	158	125	137	277	262
General liability	375	579	575	575	389	603	954	992
Fidelity & Surety	130	296	320	280	152	342	426	494
Commercial multi-peril	38	14	47	21	10	9	52	19
International	264	296	223	308	233	355	560	588
Total	$1,154	$1,545	$1,480	$1,550	$1,117	$1,657	$2,699	$2,774

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Operating Income - Personal ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Revenues
Premiums	$1,459	$1,496	$1,511	$1,562	$1,560	$1,627	$2,955	$3,187
Net investment income	109	116	112	120	134	137	225	271
Other revenues	24	23	24	25	24	22	47	46
Total revenues	1,592	1,635	1,647	1,707	1,718	1,786	3,227	3,504

Claims and expenses
Claims and claim adjustment expenses	765	829	1,276	881	915	1,013	1,594	1,928
Amortization of deferred acquisition costs	253	253	267	275	274	281	506	555
General and administrative expenses	154	162	162	187	183	197	316	380
Total claims and expenses	1,172	1,244	1,705	1,343	1,372	1,491	2,416	2,863

Operating income (loss) before federal income taxes	420	391	(58)	364	346	295	811	641
Income taxes	135	125	(33)	115	106	92	260	198
Operating income (loss)	$285	$266	$(25)	$249	$240	$203	$551	$443

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Operating Income by Major Component and Combined Ratio - Personal ($ in millions, net of tax)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Underwriting gain (loss)	$186	$164	$(127)	$140	$122	$84	$350	$206
Net investment income	83	88	86	92	102	105	171	207
Other	16	14	16	17	16	14	30	30
Operating income (loss)	$285	$266	$(25)	$249	$240	$203	$551	$443

GAAP Combined ratio(1)
Loss and loss adjustment expense ratio	52.4%	55.4%	84.5%	56.4%	58.7%	62.2%	53.9%	60.5%
Underwriting expense ratio	26.3%	26.2%	26.8%	28.1%	27.7%	27.9%	26.3%	27.8%
Combined ratio	78.7%	81.6%	111.3%	84.5%	86.4%	90.1%	80.2%	88.3%

Impact of catastrophes on combined ratio	0.8%	0.7%	32.1%	5.2%	0.0%	4.1%	0.8%	2.1%
Impact of prior year reserve development on combined ratio	-7.8%	-5.4%	-5.5%	-5.3%	-1.9%	-3.6%	-6.6%	-2.8%

(1)             Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.  Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Billing and policy fees	$23	$23	$23	$23	$25	$23	$46	$48

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Selected Statistics - Personal ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Statutory underwriting

Gross written premiums	$1,478	$1,670	$1,732	$1,594	$1,621	$1,840	$3,148	$3,461
Net written premiums	$1,434	$1,624	$1,627	$1,543	$1,572	$1,781	$3,058	$3,353

Net earned premiums	$1,459	$1,496	$1,511	$1,562	$1,560	$1,627	$2,955	$3,187
Losses and loss adjustment expenses	765	829	1,275	882	915	1,013	1,594	1,928
Underwriting expenses	402	443	452	455	445	497	845	942
Statutory underwriting gain (loss)	$292	$224	$(216)	$225	$200	$117	$516	$317

Other statistics
Effective tax rate on net investment income	24.2%	24.0%	22.9%	22.8%	23.6%	23.5%	24.1%	23.5%
Net investment income (after-tax)	$83	$88	$86	$92	$102	$105	$171	$207

Catastrophes, net of reinsurance:
Pre-tax	$12	$11	$488	$82	$—	$67	$23	$67
After-tax	$7	$8	$317	$53	$—	$44	$15	$44

Policies in force (in thousands)
Automobile	2,270	2,281	2,307	2,347	2,429	2,510	2,281	2,510
Homeowners and other	4,038	4,090	4,150	4,219	4,291	4,407	4,090	4,407

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Selected Statistics - Personal (Automobile) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Statutory underwriting

Gross written premiums	$870	$888	$910	$858	$942	$960	$1,758	$1,902
Net written premiums	$854	$878	$897	$848	$932	$951	$1,732	$1,883

Net earned premiums	$840	$851	$864	$873	$872	$910	$1,691	$1,782
Losses and loss adjustment expenses	505	542	525	564	590	626	1,047	1,216
Underwriting expenses	213	222	224	217	239	259	435	498
Statutory underwriting gain	$122	$87	$115	$92	$43	$25	$209	$68

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	60.1%	63.6%	60.9%	64.5%	67.7%	68.7%	61.9%	68.2%
Underwriting expense ratio	23.5%	24.0%	23.9%	24.0%	25.3%	26.8%	23.8%	26.1%
Combined ratio	83.6%	87.6%	84.8%	88.5%	93.0%	95.5%	85.7%	94.3%

Impact of catastrophes on combined ratio	0.0%	0.0%	1.2%	0.9%	0.0%	0.4%	0.0%	0.2%

Catastrophe losses, net of reinsurance:
Pre-tax	$—	$—	$11	$7	$—	$3	$—	$3
After-tax	$—	$—	$7	$5	$—	$2	$—	$2

Policies in force (in thousands)	2,270	2,281	2,307	2,347	2,429	2,510
Change from prior year quarter	5.2%	2.1%	2.1%	3.7%	7.0%	10.0%
Change from prior quarter	0.3%	0.5%	1.1%	1.7%	3.5%	3.3%

(1)             Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.

Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Billing and policy fees	$15	$14	$15	$14	$16	$15	$29	$31

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Selected Statistics - Personal (Homeowners and Other) ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Statutory underwriting

Gross written premiums	$608	$782	$822	$736	$679	$880	$1,390	$1,559
Net written premiums	$580	$746	$730	$695	$640	$830	$1,326	$1,470

Net earned premiums	$619	$645	$647	$689	$688	$717	$1,264	$1,405
Losses and loss adjustment expenses	260	287	750	318	325	387	547	712
Underwriting expenses	189	221	228	238	206	238	410	444
Statutory underwriting gain (loss)	$170	$137	$(331)	$133	$157	$92	$307	$249

GAAP Combined ratio (1)
Loss and loss adjustment expense ratio	42.0%	44.5%	115.8%	46.2%	47.3%	54.0%	43.3%	50.7%
Underwriting expense ratio	30.1%	29.2%	30.8%	33.3%	30.8%	29.3%	29.6%	30.0%
Combined ratio	72.1%	73.7%	146.6%	79.5%	78.1%	83.3%	72.9%	80.7%

Impact of catastrophes on combined ratio	1.9%	1.7%	73.8%	10.7%	0.0%	8.9%	1.8%	4.5%

Catastrophe losses, net of reinsurance:
Pre-tax	$12	$11	$477	$75	$—	$64	$23	$64
After-tax	$7	$8	$310	$48	$—	$42	$15	$42

Policies in force (in thousands)	4,038	4,090	4,150	4,219	4,291	4,407
Change from prior year quarter	11.6%	8.3%	6.0%	5.2%	6.3%	7.8%
Change from prior quarter	0.7%	1.3%	1.5%	1.7%	1.7%	2.7%

(1)             Billing and policy fees, which are a component of other revenues, are allocated as a reduction of other underwriting expenses.

Billing and policy fees are as follows:

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Billing and policy fees	$8	$9	$8	$9	$9	$9	$17	$18

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Interest Expense and Other ($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Revenues
Net investment income	$6	$(12)	$13	$—	$2	$—	$(6)	$2
Other revenues	(1)	(1)	—	—	4	—	(2)	4
Total revenues	5	(13)	13	—	6	—	(8)	6

Claims and expenses
Interest expense	71	69	70	74	75	75	140	150
General and administrative expenses	7	—	5	5	11	(6)	7	5
Total claims and expenses	78	69	75	79	86	69	147	155

Operating loss before federal income tax benefit	(73)	(82)	(62)	(79)	(80)	(69)	(155)	(149)
Income taxes	(26)	(31)	(21)	(34)	(59)	(21)	(57)	(80)
Operating loss	$(47)	$(51)	$(41)	$(45)	$(21)	$(48)	$(98)	$(69)

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc. Consolidated Balance Sheet (in millions)

	June 30, 2006	December 31, 2005

Assets
Fixed maturities, available for sale at fair value (including $2,055 and $2,667 subject to securities lending and repurchase agreements) (amortized cost $61,091 and $58,616)	$60,174	$58,983
Equity securities, at fair value (cost $510 and $538)	537	579
Real estate	750	752
Mortgage loans	112	145
Short-term securities	4,947	4,802
Other investments	3,250	3,026
Total investments	69,770	68,287

Cash	274	337
Investment income accrued	781	761
Premiums receivable	6,372	6,124
Reinsurance recoverables	18,812	19,574
Ceded unearned premiums	1,424	1,322
Deferred acquisition costs	1,623	1,527
Deferred tax asset	2,282	2,062
Contractholder receivables	5,470	5,516
Goodwill	3,441	3,442
Intangible assets	839	917
Other assets	2,798	3,318
Total assets	$113,886	$113,187

	June 30, 2006	December 31, 2005

Liabilities
Claims and claim adjustment expense reserves	$60,196	$61,090
Unearned premium reserves	11,303	10,927
Contractholder payables	5,470	5,516
Payables for reinsurance premiums	791	720
Debt	6,618	5,850
Other liabilities	6,456	6,781
Total liabilities	90,834	90,884

Shareholders’ equity
Preferred Stock Savings Plan - convertible preferred stock (0.4 and 0.5 shares issued and outstanding)	140	153
Common stock (1,750.0 shares authorized; 691.4 and 693.4 shares issued and outstanding)	18,259	18,096
Retained earnings	5,382	3,750
Accumulated other changes in equity from nonowner sources	(406)	351
Treasury stock, at cost (7.4 and 1.2 shares)	(323)	(47)
Total shareholders’ equity	23,052	22,303
Total liabilities and shareholders’ equity	$113,886	$113,187

The St. Paul Travelers Companies, Inc. Investment Portfolio (at carrying value, $ in millions)

	June 30, 2006	Pre-tax Book Yield (1)	December 31, 2005	Pre-tax Book Yield (1)
Investment portfolio

Taxable fixed maturities (including redeemable preferred stock)	$26,685	5.00%	$27,518	4.84%
Tax-exempt fixed maturities	33,489	4.17%	31,465	4.15%
Total fixed maturities	60,174	4.54%	58,983	4.48%

Non-redeemable preferred stocks	379	6.82%	422	6.79%
Common stocks	158		157
Total equity securities	537		579

Real estate	750		752

Mortgage loans	112	5.82%	145	6.03%

Short-term securities	4,947	5.19%	4,802	4.31%

Private equities	1,554		1,506
Arbitrage funds	957		791
Real estate joint ventures & other	713		697
Trading securities	26		32
Total other investments	3,250		3,026

Total investments	$69,770		$68,287

Net unrealized gain (loss) on investment securities, net of tax, included in shareholders’ equity	$(476)		$327

(1)             Yields are provided for those investments with an embedded book yield.

The St. Paul Travelers Companies, Inc. Investment Portfolio - Fixed Maturities Data (at carrying value, $ in millions)

	June 30, 2006	December 31, 2005
Fixed maturities
Mortgage-backed securities - principally obligations of U.S. Government agencies	$7,662	$7,943
U.S. Treasury securities and obligations of U.S. Government corporations and agencies	2,930	3,444
Corporates (including redeemable preferreds)	14,204	14,187
Obligations of states and political subdivisions	33,748	31,823
Debt securities issued by foreign governments	1,630	1,586
Subtotal - Available-for-sale securities	60,174	58,983
Trading securities	3	4
Total fixed maturities	$60,177	$58,987

Fixed Maturities
Quality Characteristics (1)

	June 30, 2006
	Amount	% of Total
Quality Ratings
Aaa	$39,891	66.3%
Aa	11,105	18.5
A	4,432	7.4
Baa	3,032	5.0
Total investment grade	58,460	97.2
Ba	791	1.3
B	659	1.1
Caa and lower	264	0.4
Total below investment grade	1,714	2.8
Total fixed maturities, excluding trading securities	$60,174	100.0%
Trading securities	$3
Average weighted quality	AA1, AA+
Average duration of fixed maturities and short-term securities, net of securities lending activities and net receivables and payables on investment sales and purchases	4.2

(1)             Rated using external rating agencies or by St. Paul Travelers when a public rating does not exist.  Below investment grade assets refer to securities rated “Ba” or below.

The St. Paul Travelers Companies, Inc. Investment Income ($ in millions)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006

Gross investment income
Fixed maturities	$609	$615	$636	$670	$667	$677	$1,224	$1,344
Short-term securities	30	37	56	59	60	60	67	120
Mortgage loans	4	4	14	1	2	2	8	4
Other	139	145	125	94	161	157	284	318
	782	801	831	824	890	896	1,583	1,786
Investment expenses	17	26	19	11	15	22	43	37
Net investment income, pre-tax	765	775	812	813	875	874	1,540	1,749
Income taxes	182	177	187	181	205	201	359	406
Net investment income, after-tax	$583	$598	$625	$632	$670	$673	$1,181	$1,343

Effective tax rate	23.9%	22.8%	23.0%	22.3%	23.5%	23.0%	23.3%	23.2%

Average invested assets (1)	$64,218	$65,765	$67,630	$69,135	$69,701	$70,491	$65,002	$70,108

Average yield pre-tax	4.8%	4.7%	4.8%	4.7%	5.0%	5.0%	4.7%	5.0%
Average yield after-tax	3.6%	3.6%	3.7%	3.7%	3.8%	3.8%	3.6%	3.8%

(1)             Excludes net unrealized investment gains and losses, and is adjusted for receivables related to investment sales and payables on investment purchases.

The St. Paul Travelers Companies, Inc. Net Realized and Unrealized Investment Gains (Losses) ($ in millions)

	1Q 2005	2Q 2005	3Q 2005	4Q 2005	1Q 2006	2Q 2006	YTD 2Q 2005	YTD 2Q 2006

Net realized investment gains (losses)
Fixed maturities	$14	$(17)	$2	$1	$—	$(29)	$(3)	$(29)
Equity securities	4	4	14	12	14	2	8	16
Other	(18)	(42)	23	20	(20)	37	(60)	17
Realized investment gains (losses) before tax	—	(55)	39	33	(6)	10	(55)	4
Related taxes	(18)	(20)	14	6	(1)	(1)	(38)	(2)
Net realized investment gains (losses)	$18	$(35)	$25	$27	$(5)	$11	$(17)	$6

Gross investment gains (1)	$203	$212	$196	$177	$125	$101	$415	$226
Gross investment losses before impairments (1)	(194)	(225)	(123)	(120)	(121)	(88)	(419)	(209)
Impairments	(9)	(42)	(34)	(24)	(10)	(3)	(51)	(13)
Realized investment gains (losses) before tax	—	(55)	39	33	(6)	10	(55)	4
Related taxes	(18)	(20)	14	6	(1)	(1)	(38)	(2)
Net realized investment gains (losses)	$18	$(35)	$25	$27	$(5)	$11	$(17)	$6

	March 31, 2005	June 30, 2005	September 30, 2005	December 31, 2005	March 31, 2006	June 30, 2006

Net unrealized investment gains (losses), by asset type
Fixed maturities	$429	$1,420	$587	$367	$(328)	$(917)
Equity securities & other	21	65	117	118	217	174
Unrealized investment gains (losses) before tax	450	1,485	704	485	(111)	(743)
Related taxes	173	523	232	158	(50)	(267)

Balance, end of period	$277	$962	$472	$327	$(61)	$(476)

(1)             Includes the following gross investment gains and gross investment losses related to U.S. Treasury futures, which are settled daily:

Gross investment Treasury future gains	$85	$78	$114	$75	$71	$34	$163	$105
Gross investment Treasury future losses	$66	$123	$81	$70	$43	$25	$189	$68

The Company entered into these arrangements as part of its strategy to shorten the duration of the fixed maturity portfolio.  In a changing interest rate environment the change in the value of the futures contracts can be expected to partially offset changes in the value of the fixed maturity portfolio.

The St. Paul Travelers Companies, Inc. Reinsurance Recoverables ($ in millions)

	June 30, 2006	December 31, 2005
Gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses	$13,863	$14,177
Allowance for uncollectible reinsurance	(799)	(804)
Net reinsurance recoverables	13,064	13,373
Mandatory pools and associations	1,986	2,211
Structured settlements	3,762	3,990
Total reinsurance recoverables	$18,812	$19,574

The Company’s top five reinsurer groups,  including retroactive reinsurance, by reinsurance recoverable is as follows:

Reinsurer	December 31, 2005	December 31, 2004	A.M. Best Rating of Group’s Predominant Reinsurer
Swiss Re Group	$1,690	$1,479	A+ second highest of 16 ratings
Munich Re Group	1,304	1,273	A third highest of 16 ratings
Berkshire Hathaway Group	764	888	A++ highest of 16 ratings
American International Group	754	682	A+ second highest of 16 ratings
XL Capital Group	651	636	A+ second highest of 16 ratings

The gross reinsurance recoverables on paid and unpaid claims and claim adjustment expenses represent the current and estimated future amounts due from reinsurers on known and unasserted claims.  The ceded reserves are estimated in a manner consistent with the underlying direct and assumed reserves.  Although this total comprises recoverables due from nearly one thousand different reinsurance entities, about half is attributable to 10 reinsurer groups.

The net reinsurance recoverables reflect an allowance for uncollectible reinsurance that is recorded on the basis of periodic evaluations of balances due, reinsurer solvency, the Company’s experience and current economic conditions.  Of the total net recoverables due from reinsurers at December 31, 2005, after deducting mandatory pool and structured settlement balances, $10.4 billion, or 78%, were rated by A.M. Best Company.  Of the total rated by A.M. Best Company, 95% were rated A- or better.  The remaining 22% net recoverables from reinsurers was comprised of the following:  5% related to the Company’s participation in voluntary pools, 7% related to recoverables from captive insurance companies and 10% were balances from other companies not rated by A.M. Best Company.  In addition, $2.4 billion of the net recoverables were collateralized by letters of credit, funds held and trust agreements at December 31, 2005.

The allowance for uncollectible reinsurance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing, and other relevant factors.

The mandatory pools and associations represent various involuntary assigned risk pools that the Company is required to participate in.  These pools principally involve workers’ compensation and automobile insurance, which provide various insurance coverages to insureds that otherwise are unable to purchase coverage in the open market.  The costs of these mandatory pools in most states are usually charged back to the participating members in proportion to voluntary writings of related business in that state.  In the event that a member of the pool becomes insolvent, the remaining members assume an additional pro rata share of the pool’s liabilities.

The structured settlements represent annuities that are purchased from life insurance companies to settle personal physical injury claims, with workers’ compensation claims comprising a significant proportion.  The Company retains the ultimate liability to the claimant in the event that the assigned company fails to pay, so the amount is reflected as a liability and as a recoverable for GAAP purposes.

The St. Paul Travelers Companies, Inc.

Net Reserves for Losses and Loss Adjustment Expense

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006
Commercial
Beginning of period	$29,021	$28,772	$28,352	$28,911	$29,387	$29,213	$29,021	$29,387
Incurred	1,426	1,332	2,065	2,430	1,231	1,269	2,758	2,500
Paid	(1,705)	(1,725)	(1,484)	(1,964)	(1,777)	(1,716)	(3,430)	(3,493)
Acquired reserves, foreign exchange and other (1)	30	(27)	(22)	10	372	48	3	420
End of period	$28,772	$28,352	$28,911	$29,387	$29,213	$28,814	$28,352	$28,814

Specialty
Beginning of period	$9,373	$9,582	$9,686	$10,069	$10,167	$10,458	$9,373	$10,167
Incurred	936	872	994	976	805	813	1,808	1,618
Paid	(694)	(710)	(642)	(777)	(619)	(720)	(1,404)	(1,339)
Acquired reserves, foreign exchange and other (1)	(33)	(58)	31	(101)	105	57	(91)	162
End of period	$9,582	$9,686	$10,069	$10,167	$10,458	$10,608	$9,686	$10,608

Personal
Beginning of period	$3,334	$3,283	$3,319	$3,753	$3,637	$3,585	$3,334	$3,637
Incurred	765	829	1,275	882	915	1,013	1,594	1,928
Paid	(816)	(793)	(841)	(998)	(967)	(904)	(1,609)	(1,871)
End of period	$3,283	$3,319	$3,753	$3,637	$3,585	$3,694	$3,319	$3,694

Total
Beginning of period	$41,728	$41,637	$41,357	$42,733	$43,191	$43,256	$41,728	$43,191
Incurred	3,127	3,033	4,334	4,288	2,951	3,095	6,160	6,046
Paid	(3,215)	(3,228)	(2,967)	(3,739)	(3,363)	(3,340)	(6,443)	(6,703)
Acquired reserves, foreign exchange and other (1)	(3)	(85)	9	(91)	477	105	(88)	582
End of period	$41,637	$41,357	$42,733	$43,191	$43,256	$43,116	$41,357	$43,116

Prior Year Reserve Development: Unfavorable (Favorable)

Commercial
Asbestos	$—	$—	$—	$830	$—	$—	$—	$—
Environmental	—	—	—	30	—	—	—	—
All other	6	(10)	(6)	(156)	(10)	(4)	(4)	(14)
Prior year development excluding accretion	6	(10)	(6)	704	(10)	(4)	(4)	(14)
Accretion of discount	13	14	13	14	14	13	27	27
Total Commercial	19	4	7	718	4	9	23	13

Specialty
Prior year development excluding accretion	53	16	(13)	(65)	(9)	(39)	69	(48)
Accretion of discount	2	—	1	2	2	2	2	4
Total Specialty	55	16	(12)	(63)	(7)	(37)	71	(44)

Personal	(114)	(81)	(83)	(82)	(30)	(58)	(195)	(88)
Total	$(40)	$(61)	$(88)	$573	$(33)	$(86)	$(101)	$(119)

(1)             Acquired reserves include a reinsurance to close transaction for Lloyd’s in 1Q 2006, increasing reserves by $358 million and $180 million in Commercial and Specialty, respectively.

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Asbestos and Environmental Reserves

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Asbestos reserves
Beginning reserves:
Direct	$4,775	$4,675	$4,527	$4,412	$5,103	$5,000	$4,775	$5,103
Ceded	(843)	(818)	(785)	(743)	(739)	(720)	(843)	(739)
Net	3,932	3,857	3,742	3,669	4,364	4,280	3,932	4,364
Incurred losses and loss expenses:
Direct	—	—	—	833	—	—	—	—
Ceded	—	—	—	(3)	—	—	—	—
Accretion of discount:
Direct	—	1	—	—	—	—	1	—
Ceded	—	—	—	—	—	—	—	—
Losses paid:
Direct	100	149	115	142	103	162	249	265
Ceded	(25)	(33)	(42)	(7)	(19)	(4)	(58)	(23)
Ending reserves:
Direct	4,675	4,527	4,412	5,103	5,000	4,838	4,527	4,838
Ceded	(818)	(785)	(743)	(739)	(720)	(716)	(785)	(716)
Net	$3,857	$3,742	$3,669	$4,364	$4,280	$4,122	$3,742	$4,122

Environmental reserves
Beginning reserves:
Direct	$725	$624	$547	$517	$494	$406	$725	$494
Ceded	(84)	(85)	(79)	(80)	(69)	(19)	(84)	(69)
Net	641	539	468	437	425	387	641	425
Incurred losses and loss expenses:
Direct	—	—	—	17	—	—	—	—
Ceded	—	—	—	13	—	—	—	—
Losses paid:
Direct	101	77	30	40	88	27	178	115
Ceded	1	(6)	1	2	(50)	(12)	(5)	(62)
Ending reserves:
Direct	624	547	517	494	406	379	547	379
Ceded	(85)	(79)	(80)	(69)	(19)	(7)	(79)	(7)
Net	$539	$468	$437	$425	$387	$372	$468	$372

See Glossary of Financial Measures and Description of Operating Segments on page 34.

The St. Paul Travelers Companies, Inc.

Capitalization

($ in millions)

	June 30,	December 31,
	2006	2005
Debt

Short-term debt
Commercial paper	$100	$104
6.75% Senior notes due November 15, 2006	150	150
5.75% Senior notes due March 15, 2007	500	—
Medium-term notes maturing in the following 12 months	86	56
Total short-term debt	836	310

Long-term debt
Medium-term notes with various maturities through 2010	212	242
5.75% Senior notes due March 15, 2007	—	500
5.01% Senior notes due August 16, 2007	442	442
3.75% Senior notes due March 15, 2008	400	400
Zero coupon convertible notes due 2009	125	122
8.125% Senior notes due April 15, 2010	250	250
7.81% Private placement notes due on various dates through 2011	16	16
5.00% Senior notes due March 15, 2013	500	500
5.50% Senior notes due December 1, 2015	400	400
6.25% Senior notes due June 20, 2016	400	—
7.75% Senior notes due April 15, 2026	200	200
7.625% Subordinated debentures due December 15, 2027	125	125
8.47% Subordinated debentures due January 10, 2027	81	81
4.50% Convertible junior subordinated notes due April 15, 2032	893	893
6.375% Senior notes due March 15, 2033	500	500
6.75% Senior notes due June 20, 2036	400	—
8.50% Subordinated debentures due December 15, 2045	56	56
8.312% Subordinated debentures due July 1, 2046	73	73
7.60% Subordinated debentures due October 15, 2050	593	593
Total long-term debt	5,666	5,393
Unamortized fair value adjustment	168	185
Unamortized debt issuance costs	(52)	(38)
	5,782	5,540
Total debt	6,618	5,850

Minority interest	14	14

Preferred equity	140	153

Common equity (excluding SFAS 115)	23,389	21,823

Total capital	$30,161	$27,840

Total debt to capital	21.9%	21.0%

The St. Paul Travelers Companies, Inc.

Statutory to GAAP Shareholders’ Equity Reconciliation

($ in millions)

	June 30,	December 31,
	2006	2005

Statutory capital and surplus	$19,037	$17,812

GAAP adjustments

Goodwill and intangible assets	4,055	4,122

Investments	(248)	1,065

Noninsurance companies	(3,455)	(3,815)

Deferred acquisition costs	1,623	1,527

Deferred federal income tax	914	533

Reinsurance recoverables	604	602

Furniture, equipment & software	282	206

Employee benefits	131	105

Agents balances	90	166

Other	19	(20)

Total GAAP adjustments	4,015	4,491

GAAP shareholders’ equity	$23,052	$22,303

The St. Paul Travelers Companies, Inc.

Statement of Cash Flows - Revised

($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006 (1)	2005	2006 (1)

Cash flows from operating activities
Net income	$212	$1,069	$162	$179	$1,006	$970	$1,281	$1,976
Adjustments to reconcile net income to net cash provided by operating activities:
(Income) loss from discontinued operations, net of tax	665	(138)	(87)	(1)	—	—	527	—
Net realized investment (gains) losses	—	55	(39)	(33)	6	(10)	55	(4)
Depreciation and amortization	150	236	113	192	197	197	386	394
Deferred federal income taxes (benefit)	110	625	(218)	(17)	159	44	735	203
Amortization of deferred policy acquisition costs	810	783	830	829	800	814	1,593	1,614
Premium balances receivable	92	(187)	147	25	110	(358)	(95)	(248)
Reinsurance recoverables	228	433	(1,059)	(122)	636	370	661	1,006
Deferred acquisition costs	(808)	(793)	(821)	(798)	(836)	(874)	(1,601)	(1,710)
Claim and claim adjustment expense reserves	(433)	(523)	2,484	504	(1,137)	(509)	(956)	(1,646)
Unearned premium reserves	(148)	(41)	43	(237)	103	272	(189)	375
Trading account activities	—	6	—	—	4	2	6	6
Excess tax benefits from share-based payment arrangements	—	—	—	—	(5)	(1)	—	(6)
Other	150	(822)	(174)	(44)	(481)	(68)	(672)	(549)
Net cash provided by operating activities of continuing operations	1,028	703	1,381	477	562	849	1,731	1,411
Net cash provided by operating activities of discontinued operations	24	—	—	—	—	—	24	—
Net cash provided by operating activities	1,052	703	1,381	477	562	849	1,755	1,411

Cash flows from investing activities
Proceeds from maturities of investments
Fixed maturities	1,073	1,348	1,393	1,138	1,571	1,079	2,421	2,650
Mortgage loans	5	1	43	2	6	23	6	29
Proceeds from sales of investments
Fixed maturities	1,052	1,659	722	1,759	1,320	1,854	2,711	3,174
Equity securities	39	73	169	122	94	32	112	126
Real estate	—	—	39	(2)	—	—	—	—
Purchase of investments
Fixed maturities	(4,175)	(4,391)	(3,597)	(3,883)	(3,983)	(4,066)	(8,566)	(8,049)
Equity securities	(21)	(1)	(15)	(26)	(47)	(17)	(22)	(64)
Mortgage loans	—	(9)	9	—	—	—	(9)	—
Real estate	(8)	(14)	(7)	(20)	(8)	(6)	(22)	(14)
Short-term securities, (purchases) sales, net	980	(855)	(1,155)	1,172	67	(160)	125	(93)
Other investments, net	228	224	178	43	148	(28)	452	120
Securities transactions in course of settlement	195	268	(260)	(798)	490	19	463	509
Other	—	(48)	(25)	(59)	(38)	(84)	(48)	(122)
Net cash provided (used) by investing activities of continuing operations	(632)	(1,745)	(2,506)	(552)	(380)	(1,354)	(2,377)	(1,734)
Net cash used by investing activities of discontinued operations	(20)	—	—	—	—	—	(20)	—
Net cash provided (used) by investing activities	(652)	(1,745)	(2,506)	(552)	(380)	(1,354)	(2,397)	(1,734)

(1)    Revised for Q2 2006.

The St. Paul Travelers, Inc.
Statement of Cash Flows - Revised (continued)
($ in millions)

							YTD	YTD
	1Q	2Q	3Q	4Q	1Q	2Q	2Q	2Q
	2005	2005	2005	2005	2006	2006	2005	2006

Cash flows from financing activities
Issuance of debt	—	—	—	400	—	786	—	786
Payment of debt	(2)	(479)	(41)	(293)	(4)	—	(481)	(4)
Treasury stock acquired - net employee share-based compensation	(8)	(6)	(13)	(6)	(16)	(1)	(14)	(17)
Treasury stock acquired - share repurchase program	—	—	—	—	—	(230)	—	(230)
Issuance of common stock - employee stock options	32	29	68	35	32	26	61	58
Issuance of common stock - maturity of equity unit forward contracts	—	—	442	—	—	—	—	—
Excess tax benefits from share-based payment arrangements	—	—	—	—	5	1	—	6
Dividends to shareholders	(150)	(157)	(160)	(161)	(161)	(182)	(307)	(343)
Other	13	(13)	—	(3)	(2)	3	—	1

Net cash provided (used) by financing activities of continuing operations	(115)	(626)	296	(28)	(146)	403	(741)	257
Net cash provided by financing activities of discontinued operations	4	—	—	—	—	—	4	—
Net cash provided (used) by financing activities	(111)	(626)	296	(28)	(146)	403	(737)	257

Effect of exchange rate changes on cash	(2)	(2)	1	(2)	—	3	(4)	3
Elimination of cash provided by discontinued operations	(8)	—	—	—	—	—	(8)	—
Net proceeds from the sale of discontinued operations	—	1,867	532	—	—	—	1,867	—

Net increase (decrease) in cash	279	197	(296)	(105)	36	(99)	476	(63)
Cash at beginning of period	262	541	738	442	337	373	262	337
Cash at end of period	$541	$738	$442	$337	$373	$274	$738	$274

Income taxes paid (received)	$14	$357	$151	$304	$(5)	$258	$371	$253
Interest paid	$93	$86	$88	$70	$85	$79	$179	$164

The St. Paul Travelers Companies, Inc.

Financial Supplement - Second Quarter 2006

Glossary of Financial Measures and Description of Operating Segments

The following measures are used by the Company’s management to evaluate financial performance against historical results and establish targets on a consolidated basis.  In some cases, these measures are considered non-GAAP financial measures under applicable SEC rules because they are not displayed as separate line items in the consolidated statement of income or required to be disclosed in the notes to financial statements, and in some cases, include or exclude certain items not ordinarily included or excluded in the most comparable GAAP financial measure. In the opinion of the Company’s management, a discussion of these measures provides investors with a better understanding of the significant factors that comprise the Company’s periodic results of operations and how management evaluates the Company’s financial performance.

Operating income (loss) is net income (loss) excluding the after-tax impact of net realized investment gains (losses) and discontinued operations.  Operating income (loss) per share is operating income (loss) on a per share basis.

Return on equity is the ratio of net income to average equity.  Continuing operations return on equity is the ratio of income from continuing operations to average equity.  Operating return on equity is the ratio of operating income to average equity excluding net unrealized investment gains and losses and discontinued operations, net of tax.

In the opinion of the Company’s management, operating income, operating income per share and operating return on equity are meaningful indicators of underwriting and operating results.  These measures exclude net realized investment gains or losses which can be significantly impacted by both discretionary and other economic factors and are not necessarily indicative of operating trends.  Internally, the Company’s management uses operating income, operating income per share and operating return on equity to evaluate performance against historical results and establish financial targets on a consolidated basis.

Underwriting gain (loss) is net earned premiums and fee income less claims and claim adjustment expenses and insurance-related expenses.

A catastrophe is a severe loss, resulting from natural and manmade events, including risks such as fire, earthquake, windstorm, explosion, terrorism and other similar events.  Each catastrophe has unique characteristics.  Catastrophes are not predictable as to timing or amount in advance, and therefore their effects are not included in earnings or claims and claim adjustment expense reserves prior to occurrence.  A catastrophe may result in the payment of reinstatement premiums and assessments from various pools.  In the opinion of the Company’s management, a discussion of the impact of catastrophes is meaningful for investors to understand the variability in periodic earnings.

Reinstatement premiums represent additional premiums payable to reinsurers to restore coverage limits that have been exhausted as a result of reinsured losses under certain excess of loss reinsurance treaties.

Loss reserve development is the increase or decrease in incurred claims and claim adjustment expenses as a result of the re-estimation of claims and claim adjustment expense reserves at successive valuation dates for a given group of claims.  Loss reserve development may be related to prior year or current year development.  In the opinion of the Company’s management, discussion of prior year loss reserve development is useful to investors as it allows them to assess the impact between prior year and current year development on current earnings and changes in claims and claim adjustment expense reserve levels from period to period.

GAAP combined ratio is the sum of the loss and loss adjustment expense ratio (loss and LAE ratio), the underwriting expense ratio and, where applicable, the ratio of dividends to policyholders to net premiums earned.  For GAAP, the loss and LAE ratio is the ratio of incurred losses and loss adjustment expenses reduced by an allocation of fee income to net earned premiums.  The underwriting expense ratio is the ratio of underwriting expenses incurred reduced by an allocation of fee income, billing and policy fees to net earned premiums. A GAAP combined ratio under 100% generally indicates an underwriting profit. A GAAP combined ratio over 100% generally indicates an underwriting loss. The GAAP combined ratio is an operating statistic that includes GAAP measures in the numerator and the denominator.

Gross written premiums reflect the direct and assumed contractually determined amounts charged to the policyholders for the effective period of the contract based on the terms and conditions of the insurance contract.  Gross written premiums are a measure of overall business volume.

Adjusted book value per share represents assets less liabilities and preferred shareholders’ equity excluding the after-tax impact of net unrealized investment gains and losses, divided by the number of shares outstanding. In the opinion of the Company’s management, adjusted book value is useful in an analysis of a property casualty company’s book value on a nominal basis as it removes the effect of changing prices on invested assets, which do not have an equivalent impact on unpaid claims and claim adjustment expense reserves.

St. Paul Travelers has organized its businesses into the following operating and reporting segments:

Commercial: Commercial — Core offers a broad array of property and casualty insurance and insurance-related services and is organized into the following three marketing and underwriting groups focusing on a particular client base or product grouping to provide products and services that specifically address clients’ needs: Commercial Accounts, Select Accounts and National Accounts. Commercial - Other  includes policies written by Gulf, primarily management and professional liability coverages, the Special Liability Group and runoff operations.

Specialty provides dedicated underwriting, claim and risk control services that require specialized expertise, domestically and internationally. Domestic Specialty includes Financial and Professional Services, Bond, Construction, Technology, Ocean Marine, Oil and Gas, Public Sector, and Excess and Umbrella, among others.  International Specialty includes operations in the U.K., Ireland, Canada, and the Company’s participation in Lloyds.

Personal writes virtually all types of property and casualty insurance covering personal risks.  The primary coverages in this segment are personal automobile and homeowners insurance sold to individuals.

Discontinued Operations (Asset Management) comprises Nuveen Investments, whose core businesses are asset management and related research, as well as the development, marketing and distribution of investment products and services for the affluent, high net worth and institutional market segments.  During the third quarter of 2005, the Company completed the divestiture of its ownership interest of Nuveen Investments.